UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	July 7, 2017

Medisun Precision Medicine Ltd.

 (Exact name of registrant as specified in its charter)

Marshall Islands	000-54907	47-2999657
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Trust Company Complex, Ajeltake Road
Majuro, Marshall Islands MH96960
(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code	(929) 314-3718

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.

On July 7, 2017 (“Effective Date”), Medisun Precision Medicine Ltd. (the “Company”) entered into a patent assignment agreement (“Agreement”) pursuant to which Zhengda Gene Life Science Shares Limited, a company incorporated in the Hong Kong Special Administrative Region of the People’s Republic of China (“PRC”), (“Zhengda”) assigned and transferred to the Company certain patent rights (“Patent Rights”) applied for registration in the State Intellectual Property Office of the PRC (patent application number: 201610218242) in relation to the isolation and culture method for primary mice or rat skeletal muscle cells.  A description of the Patent Rights is attached as Appendix A of Exhibit 10.1 to this Form 8-K.  The Term of the Agreement extends from the Effective Date until expiration of the Patent Rights.

As consideration for the patent assignment, the Company has agreed to issue to Zhengda 15,000,000 new shares of the Company’s Common Stock.

The foregoing descriptions are qualified in their entirety by reference to these documents, which are filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 3.02   Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

On July 7, 2017, the Company agreed to issue to Zhengda Gene Life Science Shares Limited, a Hong Kong corporation, and an accredited investor, 15,000,000 in new shares of its Common Stock as consideration for entering into the Agreement described in Item 1.01 of this Form 8-K.

 The Company claims an exemption from the registration requirements of the Securities Act of 1933, as amended ("Act"), for the private placement of these securities pursuant to Section 4(2) of the Act since, among other things, the transaction did not involve a public offering, all parties are domiciled outside the United States, and Zhengda is an accredited investor, Zhengda had access to information about the Company and its investment, accepted the securities for investment and not resale, and the Company took appropriate measures to restrict the transfer of the securities.

The form of License Agreement is attached as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits

(d) Exhibits.

10.1

Form of Patent Assignment Agreement between the Company and Zhengda, dated July 7, 2017, and filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCUREXA INC.

Dated: July 10, 2017	By: /s/ Sophia Yaqi Sun
Name: Sophia Yaqi Sun
Title: President & CEO